The global leader in midsize wide-body leasing and operating solutions Stephens Fall Investment Conference New York, NY November 8, 2017 Rich Corrado Chief Operating Officer Quint Turner Chief Financial Officer

Cautionary Statement Regarding Forward-Looking Statements 2 Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward- looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

$154.8 $211.8 $187.1 2013 2016 9M2017 $580.0 $768.9 $745.2 2013 2016 9M2017 ATSG at a Glance 3  ATSG is a leading provider of aircraft leasing and air cargo transportation and related services to domestic and foreign air carriers and other companies that outsource their air cargo lift requirements  Operates a fleet of 66 757s and 767s  Key Business Segments: — Cargo Aircraft Management (CAM): dry-leasing — ACMI (aircraft, crew, maintenance, insurance) Services: CMI and ACMI agreements — Other Activities: Aircraft maintenance services (MRO), ground equipment/facilities and logistics support  Business segments work in collaboration to deliver holistic operational solutions to customers  End markets include air cargo transportation and package delivery industries (for both commercial and government entities)  Founded in 1980 and is headquartered in Wilmington, OH with 3,230 employees (1) Segment revenue percentages are calculated before the elimination of internal revenues, nine months 2017. (2) Revenue by Customer percentages are based on the third quarter of 2017. (3) Non-GAAP metrics. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted EBITDA. All references in the presentation to “Adjusted EBITDA” refer to Adjusted EBITDA from Continuing Operations. Revenue Adj. EBITDA(3) Revenue By Segment(1) Revenue By Customer(2) Business Overview Strong Financial Performance ($mm) 51% 32% 17% ACMI Services Other Activities CAM 41% 7% 26% 26% Amazon Other DHL U.S. Military 49% 34% 17% 45% 25% 23%

Business Transformation 1980-2003 2003-2010 2010-2016 Today  Airline subsidiary of Airborne Freight Corp.; managed main and regional air network hub operations for its parent company, the 3rd largest air express provider in U.S.  DHL acquisition of Airborne in August 2003 required spinoff of ABX Air its airline subsidiary, as an independent publicly traded company.  Acquired privately owned Cargo Holdings International in December 2007 to diversify customer base  Long-term agreements in April 2010 with DHL for lease/oper. of 13+ 767s; extended in 2015  Long-term agreements in April 2016 with Amazon for lease/oper. of 20 767s  Leading provider of leased midsize freighters favored by the world’s preeminent air express networks  World’s largest owner and operator of converted Boeing freighter aircraft Since 2003, ATSG has been focused on expanding its freighter aircraft fleet and adding complementary services to diversify its customer base and accelerate growth 4 2003 Increased Revenue Diversification 98% 2% DHL Other 3Q17 25% 45% 7% 23% DHL Other Amazon U.S. Military

ATSG Operating Entities  Dry Leasing  Engine Leasing  Engine PBH Services  CMI Services  ACMI Services  Wet2Dry transitioning  On-Demand Charter  Heavy and Line Maintenance  Component Services  Engineering Services  Passenger to Freighter Conversions  Boeing and Airbus Capability  Sort Operations  GSE Leasing  Facility Support Services  MHE Service Leasing CMI & ACMI Services Aircraft Maintenance Provides a strong array of capabilities to complement the leasing company’s core aircraft assets Airborne Global Solutions is the marketing entity supporting all of the business units Other 5

Cargo Aircraft Deployments Boeing 767-300F - 22 in service  In-service fleet projected at: — 25 by YE2017 — 33 by YE2018 — 18 currently dry leased to DHL, Amazon, Amerijet, CargoJet, 7-8 yr. terms at 9/30/17 Boeing 757s – 8 in service  4 757-200Fs under ACMI agreements with DHL  4 757-200 combis under ACMI agreements with U.S. Military Boeing 737-400F – 2 in modification  To be deployed by YE2017 Boeing 767-200F - 36 in service  29 currently dry leased to Amazon, DHL, Amerijet, CargoJet, Raya, West Atlantic, 3-5 year terms at 9/30/17 6 Portfolio of leased and operated assets offer customer flexibility, incremental returns

Targeting Growing Global Network Demand 7  6.9% market growth in 2016: IATA  Aging network fleets due for replacement  CAM has leased four 767s into DHL’s Middle East network  DHL’s Americas region revenue growth leads all DHL regions in 2017  Amazon’s air-network growth will continue via 50-yr. lease for hub at CVG, with ramp space for 100 aircraft  767 range/payload an ideal fit for north-south routes E-commerce, distributed manufacturing trends creating demand for new express networks ACMI and Dry Lease Opportunities Driven By Double-Digit Global FTK Growth MIDDLE EAST ASIA AMERICAS EUROPE  Rapid regional e-commerce, distributed manufacturing growth driving 11% FTK growth in 2017  Strong position in 737 freighter conversions in China creates growth opportunities  Adding Airbus A321-200 conversions via JV as next-gen option for e-commerce customers  Fastest-growing major airfreight market in 1H 2017  Investment in Sweden’s West Atlantic AB yields additional 767 dry leases  Deploying CAM-leased 737 in Europe via DHL

$1,336 $1,671 $2,050 $2,498 $3,015 $3,578 2014 2015 2016 2017 2018 2019 7.4% 8.7% 10.0% 11.5% 13.0% 14.6% 2015 2016 2017 2018 2019 2020 E-Commerce Growth Story 8 Source: Boeing World Air Cargo Forecast 2016-2017, and eMarketer. ($ in billions) More than 90% of midsize freighters worldwide deployed in time-definite regional express networks Retail E-Commerce Sales Worldwide E-Commerce as a Percent of Total Retail Sales

Dry-Leased 767F Fleet Doubles; 82% Dry Leased at YE2017 9 25 30 2 (15 with CMI) Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 11 50 8 (32 with CMI) 10 41 7 (28 with CMI) 1 9 28 24 1 (13 with CMI) 2 Demand from regional air networks drives doubling of our dry-leased midsize 767 freighter fleet since 2014, longer-term leases, and more CMI, maintenance and logistics support. CAM-Owned 767Fs YE 2014 YE 2015 YE 2016 YE 2017 (est.)

 In March 2016, entered into contract with CAM to lease twenty B767 freighter aircraft — 12 B767-200 freighters under 5-year contracts — 8 B767-300 freighters under 7-year contracts  Five-year CMI agreement to operate aircraft  All 20 aircraft now leased; final lease started in August 2017  LGSTX Services subsidiary provides hub and gateway services  Long-term contracts since August 2003  CAM leases of sixteen 767 freighter aircraft under long-term and short-term leases  ACMI and CMI agreements to operate 757 and 767 aircraft  Americas is DHL’s fastest growing region, revenues up 12.1% in 1H 2017. Long-term Relationships with Key Customers 10  Provide 757 Combi aircraft to serve passenger and freight requests  Sole provider of combi service to military for 20+ years DHL Network Operations (USA) Amazon Fulfillment Services (“AFS”) U.S. Military

Other Business 11  6 large hangars, 600,000+ sq. ft. in OH & FL  Heavy maintenance  Narrowbody / widebody support of Boeing, Airbus & regional aircraft types  Established relationships with major carriers in U.S. and abroad  Contract with Frontier for Airbus fleet maintenance  PEMCO — Pax to Freighter 737 Conversions: -300s, -400s — 70% China market share in B737s — 737-700 Next Gen P-to-F in development  Precision Joint Venture — Developing Airbus A321 Program: — 1,400 passenger A321s in service — B757 capacity, B737 efficiency — targeting 2019 deployment — CAM, other carriers likely prospects  Ongoing ground support for selected Amazon gateway facilities in U.S.  Manages five regional sort facilities for US Postal Service  Ground support equipment leasing  Facility Support Services  MHE Service Expanding MRO Capacity & Capabilities Logistics Services P-to-F Conversions

$589.6 $619.3 $768.9 $491.1 2014 2015 2016 1H2017 9M2017 $745.2 2.0x 1.6x 2.2x 2.8x 2014 2015 2016 2017E Adjusted EBITDA* Revenues Historical Financial Performance 12 ($ in millions) Capital Expenditures ($ in millions) Debt Obligations/Adjusted EBITDA* ($ in millions) $112. $158.7 $264.5 $144.3 2014 2015 2016 1H2017 $171.3 $197.2 $211.8 $121.2 2014 2015 2016 1H2017 $187.1 9M2017 2017E ~$335 53 55 60 71 * Adjusted EBITDA is a non-GAAP metric. Debt Obligations, fleet totals are as of end of period. See table at end of this presentation for reconciliation to nearest GAAP results. 767, 757 & 737 In-Service Freighters 2.5-3.0X

2017 Nine Months Results 13  36% 9 mo. revenue gain (29% excl. reimbursables) driven by Amazon CMI support, incremental maintenance and logistics gains  CAM 9 mo. pretax up 14%; leasing nine more 767 freighters to external customers at Sept. 30 vs prior year  ACMI Services 9 mo. pretax loss of $3M, excluding $5M 3Q17 pension settlement charge, is $24M gain vs. 9 mo. 2016  Adjusted Pre-tax Earnings exclude non-cash warrant-related effects, pension charge, non-consolidating affiliate charge  Adjusted EPS excludes effects of warrants issued to Amazon, pension charge, convertible note hedge gain, non-operating loss from J-V Revenues Adj. Pretax Earnings* (Cont. Oper.) Adj. EPS* (Cont. Oper.) Adj. EBITDA* (Cont. Oper.) 9M17 * Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EBITDA, and slide 16 for Adjusted EPS. $MM $MM $MM $155 $187 More efficient airline fleet utilization, along with maintenance and logistics services, drove revenue and cash flow growth in the first nine months of 2017 Management Discussion and Analysis $547 $745 $48 $64 $0.39 $0.60 9M16 9M16 9M17 9M16 9M17 9M16 9M17

$259 Million Convertible Notes Offering Completed 14 Issue: Convertible Senior Notes issued 9/29/17 Size: $225mm base + 15% greenshoe = $258.75 million Ranking: Senior Unsecured Maturity: 7 years (October 15, 2024), non callable Investor Put Right: At par in the event of fundamental change (as defined) Coupon: 1.125% Conversion Rate 31.3475 shares per $1,000 principal amount of notes Conversion Premium: $31.90, up 35% based upon 9/25/17 ATSG closing price of $23.63 Settlement: All cash pending shareholder approval to increase authorized shares Cash, stock, or a combination thereof at company’s election thereafter Use of Proceeds: Repay portion of outstanding revolving credit facility, purchase call spread overlay, general corporate purposes Call Spread Overlay: Bond hedges & warrant transactions up 75% to $41.3525 per share Bookrunners: Goldman Sachs & Co. LLC and SunTrust Robinson Humphrey, Inc.

Conclusion - Investment Highlights 15 Growth Closely Linked to Global E-Commerce Trends Long-Term Relationships with Key Customers Leadership in Midsized Freighters for Regional Express Networks Highly Experienced Management Team Lease-Driven Sustained Cash Flow Backs Strong Balance Sheet

EPS Adjustments Reflect Amazon Warrant Valuation 16  ATSG’s GAAP Earnings from Continuing Operations for 2016 and future periods reflect: — Incremental gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of Amazon warrants liability — Non-cash lease revenue reduction associated with the amortization of value for warrants  Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution Three Months Ended Nine Months Ended September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 $ $ Per Share $ $ Per Share $ $ Per Share $ $ Per Share Earnings (loss) from Continuing Operations - (GAAP) $ (28,229) $ (0.48) $ 2,116 $ 0.04 $ (72,351) $ (1.23) $ 21,815 $ 0.34 Adjustments, net of tax Loss from warrant revaluation 33,158 0.53 5,637 0.09 95,015 1.53 2,232 0.03 Lease incentive amortization 6,368 0.11 912 0.01 13,708 0.24 1,507 0.02 Pension settlement charge 3,400 0.06 — — 3,400 0.06 — — Gain from convertible note obligations and hedges (412) (0.01) — — (412) (0.01) — — Loss from joint venture 602 0.01 — — 602 0.01 — — Adjusted Earnings from Continuing Operations (non-GAAP) $ 14,887 $ 0.22 $ 8,665 $ 0.14 $ 39,962 $ 0.60 $ 25,554 $ 0.39 Shares Shares Shares Shares Weighted Average Shares - diluted (GAAP) 58,733 60,283 58,965 64,024 Additional weighted average shares 9,861 3,342 8,066 1,114 Adjusted Shares (non-GAAP) 68,594 63,625 67,031 65,138

Non-GAAP Reconciliation Statement 17  Adjusted EBITDA from Continuing Operations, Debt Obligations / Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP  Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs  Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs  Management uses Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity * Debt Obligations / Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations, rolling four quarters. 2013 2014 2015 2016 9M 2016 9M 2017 (359)$ 51,776$ 62,563$ 34,454$ 34,034$ (53,107)$ Impairment Charges 52,585 - - - - - Non-service components retiree benefit costs, net (2,716) (1,452) (1,040) 6,815 6,609 5,883 Non-consolidating aff iliate charges - - - 1,229 1,229 945 Lease Incentive Amortization - - - 4,506 2,366 9,760 Financial Instruments Loss (Gain) (631) (1,096) (920) 18,107 3,443 100,213 48,879 49,228 60,603 65,111 47,681 63,694 Interest Income (74) (92) (85) (131) (98) (85) Interest Expense 14,249 13,937 11,232 11,318 8,229 11,658 Depreciation and amortization 91,749 108,254 125,443 135,496 99,605 111,828 154,803$ 171,327$ 197,193$ 211,794$ 155,417$ 187,095$ 384,515$ 344,094$ 317,658$ 458,721$ 2.48 2.01 1.61 2.17 Reconciliation Stmt. ($ in 000s except Ratios) Debt Obligations/Adjusted E BIT DA Ratio* GAAP P re-T ax E arnings (Loss) f rom Cont. Oper. Adjusted E BIT DA from Cont. Oper. Debt Obligations - end of period Adjusted Pre-tax Earnings from Cont. Operations